                                   EXHIBIT A
                DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
             APRIL 15, 1999 PAYMENT DATE STATEMENT TO NOTEHOLDERS
           Per Section 5.08 of the Transfer and Servicing Agreement


BEGINNING POOL BALANCE                                         $1,000,003,402.96
BEGINNING POOL FACTOR                                                 1.00000000

Distribution Allocable to Principal on Notes

                     Prior                                                 Current
      Class     Principal Payments      $1000 of orig.prin.bal       Principal Payments    $1000 of orig.prin.bal
      ------------------------------------------------------------------------------------------------------------
       A-1               $0.00             0.0000000                   $22,292,650.30               197.7297952
       A-2               $0.00             0.0000000                            $0.00                 0.0000000
       A-3               $0.00             0.0000000                            $0.00                 0.0000000
       A-4               $0.00             0.0000000                            $0.00                 0.0000000
       A-5               $0.00             0.0000000                            $0.00                 0.0000000
       A-6               $0.00             0.0000000                            $0.00                 0.0000000
         B               $0.00             0.0000000                            $0.00                 0.0000000
         C               $0.00             0.0000000                            $0.00                 0.0000000

DISTRIBUTION ALLOCABLE TO INTEREST ON NOTES

                        Prior                                              Current
Class    Rate    Interest Payment      $1000 of orig.prin.bal        Interest Payments      $1000 of orig.prin.bal
--------------------------------------------------------------------------------------------------------------------
    A-1    4.97%         $0.00             0.0000000                    $435,814.33                   3.8655556
    A-2    5.38%         $0.00             0.0000000                    $952,082.46                   4.1844444
    A-3    5.70%         $0.00             0.0000000                    $877,791.13                   4.4333333
    A-4    5.84%         $0.00             0.0000000                    $875,022.77                   4.5422222
    A-5    5.97%         $0.00             0.0000000                    $741,642.49                   4.6433333
    A-6    6.02%         $0.00             0.0000000                    $301,375.92                   4.6822222
      B    6.36%         $0.00             0.0000000                    $123,666.67                   4.9466667
      C    7.23%         $0.00             0.0000000                    $112,466.67                   5.6233333

NOTE BALANCE AFTER GIVING EFFECT TO PRINCIPAL DISTRIBUTION

         Class      Beginning Balance      Pool Factor       Ending Balance:       Pool Factor
         ------------------------------------------------------------------------------------------
             A-1     112,743,000.00        1.0000000            $90,450,349.70          0.8022702
             A-2     227,529,000.00        1.0000000           $227,529,000.00          1.0000000
             A-3     197,998,000.00        1.0000000           $197,998,000.00          1.0000000
             A-4     192,642,000.00        1.0000000           $192,642,000.00          1.0000000
             A-5     159,722,000.00        1.0000000           $159,722,000.00          1.0000000
             A-6      64,366,000.00        1.0000000            $64,366,000.00          1.0000000
               B      25,000,000.00        1.0000000            $25,000,000.00          1.0000000
               C      20,000,000.00        1.0000000            $20,000,000.00          1.0000000

Servicing Fee                                                       $416.668.08

                                   EXHIBIT A

                DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1

             APRIL 15, 1999 PAYMENT DATE STATEMENT TO NOTEHOLDERS

       Per Section 5.08 of the Transfer and Servicing Agreement.  _____

Servicing Fee Per $1,000 of Orig.Note                                                            $     0.4166667

Realized Losses                                                                                  $          0.00
Reserve Account Balance                                                                          $  7,607,295.37

Payments Received with Respect to Receivables During Most Recently Ended Collection Period       $ 29,837,959.45
           Interest Payments Received                                                            $  7,545,309.15
           Scheduled Principal Payments Received                                                 $  6,437,963.13
           Principal Prepayments Received                                                        $ 15,854,687.17

Distribution to Residual Interestholders                                                         $          0.00

Noteholders' Interest Carryover Shortfall                                                        $          0.00
Noteholders' Interest Carryover Shortfall Per $1,000 Note                                              0.0000000

Aggregate Purchase Amounts for Receivables that were purchased in related Collection Period      $          0.00

Ending Pool Balance                                                                              $977,710,752.66
Ending Pool Factor                                                                                    0.97770743